UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2010
SOUTHWEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	000-23064 (Commission file number)	73-1136584 (IRS Employer Identification No)
608 South Main Street, Stillwater, Oklahoma 74074
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (405) 372-2230
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Beneficial Ownership of Common Shares
          Beneficial owners of more than 5% of the common stock, par value $1.00 per share, of Southwest Bancorp, Inc. (“Southwest”) are required to file certain ownership reports under the federal securities laws. Southwest recently discovered that C. S. McKee, L. P. had filed a Schedule 13G dated February 9, 2010, reporting beneficial ownership at December 31, 2009, of 1,193,000 shares of Southwest’s common stock. This Schedule 13G did not appear on the list of 13G filings relating to beneficial ownership of Southwest’s common stock maintained on the SEC’s EDGAR website, and Southwest believes that C. S. McKee, L. P. did not otherwise notify Southwest of the filing as required by SEC regulations.
          The following table shows the common stock beneficially owned by persons who have filed reports reporting beneficial ownership that exceeds 5% of Southwest’s outstanding common stock at March 31, 2010, including C. S. McKee, L. P.

	Amount and Nature	Percentage
	of Beneficial	of Shares
Name	Ownership (1)	Outstanding (2)
Polaris Capital Management, Inc. (3)	1,622,777	10.98%
C. S. McKee, L. P. (4)	1,193,000	8.07%
Dimensional Fund Advisors LP (5)	1,063,771	7.20%
BlackRock Inc.(6)	869,062	5.88%

(1)	Beneficial ownership is defined by rules of the Securities and Exchange Commission and includes shares for which the person has or shares voting or investment power. A decision to disclaim beneficial ownership or to include shares held by others is made by the shareholder, not by Southwest.

(2)	Calculated by Southwest based upon shares reported as beneficially owned by the listed persons and shares of Southwest common stock outstanding at March 31, 2010.

(3)	The address of Polaris Capital Management, Inc. is 125 Summer Street, Suite 1470, Boston, MA 02110.

(4)	The address of C. S. McKee, L. P. is One Gateway Center, 8th Floor, Pittsburgh, PA 15222.

(5)	The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(6)	The address of BlackRock Inc. is 40 East 52nd Street, New York, NY 10022.
Serial Preferred Stock
     The Certificate of Incorporation of Southwest Bancorp, Inc. authorizes the issuance of up to 2,000,00 shares of serial preferred stock, par value $1.00 per share, in two classes of 1,000,000 shares each. At December 31, 2009 and March 31, 2010, 70,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock Series B were issued and outstanding, no other shares of serial preferred stock were issued or outstanding, and 1,930,000 shares of serial preferred stock were available for designation and issuance.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits. Not applicable.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORP, INC.
By:	/s/ Rick Green
Rick Green
President and Chief Executive Officer

Dated: April 13, 2010